UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2009 (May 13, 2009)

EPIC ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-31357	94-3363969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Lake Robbins Dr., Suite 160
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (281)-419-3742

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 13, 2009, the Epic Energy Resources, Inc. (the “Company”) issued a press release entitled “EPiC Energy Resources Announces First Quarter Earnings Release and Conference Call Schedule.”  The press release is attached as Exhibit 99.1 hereto.

On May 15, 2009, the Company also issued a press release entitled “EPiC Awarded New Consulting Contracts and Expands Business Development.”  The press release is attached as Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibits 99.1 and 99.2 attached to, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press release dated May 13, 2009
Exhibit 99.2	Press release dated May 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2009	EPIC ENERGY RESOURCES, INC.

	By:	/s/ Michael Kinney
Michael Kinney, Chief Financial Officer
Title

Exhibit Number	Description

Exhibit 99.1	Press release dated May 13, 2009
Exhibit 99.2	Press release dated May 15, 2009